Reverse Merger Capitalization with 7GC & Co. Holdings Inc. - Schedule of Reconciliation of the Merger to the Company's Consolidated Financial Statements of Cash Flows (Details) - Recapitalization [Member]
Dec. 14, 2023 USD ($)
Business Acquisition [Line Items]
Deferred underwriting fees assumed	$ 4,000,000
Convertible notes payable assumed	2,550,000
Warrant liabilities assumed	460,000
Less: effect on equity	(14,625,462)
Effect of reverse recapitalization, net of transaction costs	$ (7,615,462)